EXHIBIT 31.3
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
I, Raouf Y. Halim, Chief Executive Officer of Mindspeed Technologies, Inc., certify that:
     1. I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Mindspeed Technologies, Inc.; and
     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ Raouf Y. Halim
Raouf Y. Halim
Chief Executive Officer
Dated: January 26, 2011